UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: August 21, 2012

Date of earliest event reported: August 17, 2012

ANCESTRY.COM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34518	26-1235962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 21, 2012, Ancestry.com Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission in connection with the Company’s acquisition of the Family History Business of Inflection LLC on August 17, 2012, pursuant to an Asset Purchase Agreement dated as of April 25, 2012, by and between the Company and Inflection LLC. This Amendment No. 1 amends the Current Report on Form 8-K filed on August 21, 2012 to provide the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and guidance provided by the Securities and Exchange Commission staff to the Company for purposes of complying with these requirements.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following special purpose financial statements of the Family History Business of Inflection LLC required by this Item 9.01(a) are filed on Exhibit 99.1:

(1)	Statements of Assets Acquired and Liabilities Assumed of the Family History Business of Inflection LLC as of June 30, 2012 (unaudited) and December 31, 2011

(2)	Statements of Revenue and Direct Expenses of the Family History Business of Inflection LLC for the six months ended June 30, 2012 and 2011 (unaudited) and the year ended December 31, 2011

(b)	Pro Forma Financial Information.

The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2:

Unaudited Pro Forma Condensed Combined Balance Sheet of Ancestry.com and the Family History Business of Inflection LLC as of June 30, 2012 and the Unaudited Pro Forma Condensed Combined Statements of Income of Ancestry.com and the Family History Business of Inflection LLC for the year ended December, 31, 2011 and for the six months ended June 30, 2012.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Mohler, Nixon, & Williams, Independent Auditors.

99.1	Statements of Assets Acquired and Liabilities Assumed of the Family History Business of Inflection LLC as of June 30, 2012 (unaudited) and December 31, 2011 and Statements of Revenue and Direct Expenses of the Family History Business of Inflection LLC for the six months ended June 30, 2012 and 2011 (unaudited) and for the year ended December 31, 2011.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Ancestry.com and the Family History Business of Inflection LLC as of June 30, 2012 and the Unaudited Pro Forma Condensed Combined Statements of Income of Ancestry.com and the Family History Business of Inflection LLC for the year ended December, 31, 2011 and for the six months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC. (Registrant)

Date: October 31, 2012	By:	/s/ William C. Stern
William C. Stern
General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Mohler, Nixon, & Williams, Independent Auditors.

99.1	Statements of Assets Acquired and Liabilities Assumed of the Family History Business of Inflection LLC as of June 30, 2012 (unaudited) and December 31, 2011 and Statements of Revenue and Direct Expenses of the Family History Business of Inflection LLC for the six months ended June 30, 2012 and 2011 (unaudited) and for the year ended December 31, 2011.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Ancestry.com and the Family History Business of Inflection LLC as of June 30, 2012 and the Unaudited Pro Forma Condensed Combined Statements of Income of Ancestry.com and the Family History Business of Inflection LLC for the year ended December, 31, 2011 and for the six months ended June 30, 2012.